                                                                      EXHIBIT 99

                                        Bank of America Alternative Loan Trust
                                        BOAA 2003-6 GROUP 3
                                        15 Year Alternative Fixed Rate Product
                                        Collateral Description

Product Alternative 15 Year Fixed
Amount 101,201,869 +/-5%
Settle July 31, 2003
Gross WAC 5.455% +/-5bps
WAC Range Range ***250 bps
Servicing Fee 25 bps
WAM 176 +/-2 mos
Weighted Average LTV ***63.00%
Max LTV 100%
Maximum Loan Amount $675,000
Average Loan Balance $107,000 +/- $5,000
Delinquency All Current
Loan Purpose ***40% cash-out
State Concentration ***40% CA
Zip Code Concentration No Greater than 2%
PMI All Loans ** 80% LTV
35% Coverage on loans ** 95% LTV
Delivery Variance Plus/Minus 5%
Approximate Subordination 2.10% +/-50 bps
Expected Rating Agencies 2 of Moody's, S&P or Fitch

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

**  Greater than
*** Less than or equal to

                                        Bank of America Alternative Loan Trust
                                        BOAA 2003-6 GROUP 1
                                        30 Year Alternative Fixed Rate Product
                                        Collateral Description

Product Alternative 30 Year Fixed
Amount 340,000,000 +/-5%
Settle July 31, 2003
Gross WAC 6.040% +/-10bps
WAC Range Range ***250 bps
Servicing Fee 25 bps
WAM 357 +/-2 mos
Weighted Average LTV ***71.00%
Max LTV 103%
Maximum Loan Amount $1,000,000
Average Loan Balance $145,000 +/- $20,000
Delinquency All Current
Loan Purpose ***35% cash-out
State Concentration ***50% CA
Zip Code Concentration No Greater than 2%
PMI All Loans ** 80% LTV
35% Coverage on loans ** 95% LTV
Delivery Variance Plus/Minus 5%
Approximate Subordination 5.00% +/-50 bps
Expected Rating Agencies 2 of Moody's, S&P and Fitch

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

*   Less than
**  Greater than
*** Less than or equal to

                          Banc of America Mortgage Securities, Inc.
                          BOAA 2003-6 GROUP 2
                          30 Year Non-Conforming Alternative Fixed Rate Product Collateral Description

Product Non-Conforming Alternative 30 Year Fixed
Amount 53,000,000 +/-5%
Settle July 31, 2003
Gross WAC 6.069% +/-10bps
WAC Range Range ***250 bps
Servicing Fee 25 bps
WAM 357 +/-2 mos
Weighted Average LTV ***70.00%
Maximum LTV 103%
Maximum Loan Amount $1,000,000
Average Loan Balance $475,000 +/- $20,000
Delinquency All Current
Loan Purpose ***35% Cash-out
State Concentration ***75% CA
Zip Code Concentration No Greater than 2.5%
PMI All Loans ** 80% LTV
35% Coverage on loans ** 95% LTV
Delivery Variance Plus/Minus 5%
Approximate Subordination 5.00% +/-50 bps
Expected Rating Agencies 2 of Moody's, S&P and Fitch

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

**  Greater than
*** Less than or equal to